Exhibit 99.2 2-Year Segment Guidance + Drivers Adj. Adj. 1 1 2025 2026 Guidance 2027 Guidance (Dollars and shares in millions, except EPS) – Actual Low – High Low High Sempra Texas $861 $1,180 – $1,260 $1,410 – $1,520 Sempra California 1,885 1,930 – 2,060 1,970 – 2,120 Sempra Infrastructure 767 290 – 375 160 – 235 Parent & Other (447) (270) – (210) (210) – (130) 1 Adj. Earnings $3,066 $3,130 – $3,485 $3,330 – $3,745 Wtd. avg. diluted common shares outstanding 654 655 656 2 EPS Guidance Range $4.69 $4.80 – $5.30 $5.10 – $5.70 Sempra Texas Sempra Infrastructure ▪ 4-year base rate review ends 2030▪ Anticipated SI Partners and Ecogas transaction close 3 ▪ Oncor base rate review outcome▪ Targeted CODs: Cimarrón Wind Q1-2026, ECA LNG Summer 4 2026, PA LNG Train 1 at or near the end of 2027 ▪ Anticipated UTM impact ▪ Positive PA LNG Phase 2 FID adds development expense ▪ Interim rates effective Jan 1, 2026 Sempra California Parent & Other 6 ▪ 4-year GRC cycle ends 2027▪ Anticipated PIK interest income from SI Partners sale 7 ▪ Assumed CPUC + FERC Cost of Capital▪ Sale proceeds expected to help fund growth + debt paydown 5 ▪ Outcomes on pending GRC PFM and Track 3▪ Targeting annual common dividend increase 2% – 4% 17

1 Sempra Texas | Oncor Capital Investment Projections ($B) $47.5B Capital Plan Rate Base $69 $10.1 $10.0 0.3 $9.4 $59 1.0 $9.0 $9.0 $54 2.1 1.0 2.3 2.0 2.3 $46 2.0 $39 $31 7.3 6.7 6.6 6.3 5.6 0.4 0.4 0.4 0.4 0.4 2026 2027 2028 2029 2030 2025A 2026 2027 2028 2029 2030 Technology Transmission Distribution SRP 21

Sempra Texas | Oncor Significant Capital Growth Oncor’s base plan includes major transmission projects with regulatory approval, Permian Reliability projects and LC&I projects that have reached defined development milestones 1 $11B Increase to Prior Capital Plan ERCOT 765-kV STEP ▪ $6B Permian Reliability Projects ▪ $2B New Transmission Projects ▪ $2B Distribution Upgrades ▪ $1B Delaware Basin Transmission Projects 2 $10B CapEx Upside Opportunities ▪ ERCOT non-PBRP projects in 765-kV STEP 3 Approved 765-kV Lines (Oncor projects in plan) ▪ Additional Transmission Upgrades 3 Approved 765-kV Lines (Other) 3 Approved 765-kV Substation 4 ▪ SRP Updates 2028 – 2030 Approved New 765-kV Lines (Oncor projects) 4 Approved New 765-kV Lines (Other) 4 Approved 765-kV Substation ▪ Additional LC&I Interconnection Projects 22

Sempra Texas | Oncor LC&I Demand Opportunity 1 Oncor LC&I queue nearly doubled year-over-year to 273 GW Active Requests Load 2026 RTP Load Data Center / IT 384 255 GW▪ At least 38 GW of large load currently expected to be included in Oil + Gas 114 4 GW 4 Oncor’s 2026 RTP filing 2 Utility + Government 94 3 GW 3 Non-Data Center Load Manufacturing 32 6 GW ▪ Non-data-center load in queue Other 26 5 GW represents ~60% increase in Oncor’s current peak demand of 31 GW Total 650 273 GW 23

Sempra Texas | Oncor Base Rate Review 1 Settlement Timeline Notice of 2 ✓ Revenue Increase 2024 Test Year | $560M annualized Settlement in 11/13/25 Principle Authorized Equity Layer 43.5% (increased by 100 bps) Settlement Filed 1/29/26 ✓ Authorized ROE 9.75% (increased by 5 bps) Remanded to ✓ 2/2/26 Regulatory Asset 5 years amortization PUCT from SOAH Self-Insurance Accrual $200M (increased annually from $122M) Target Final Order 1H-2026 RB in Service (Dec 2024) All deemed prudent Settlement Rates Final Order / 3 Effective > 45-Day Notice Cost of Debt | O&M 4.94% cost of debt | O&M trued-up in revenue 4 Surcharge Filed After Final Order Residential Bill Impact $4.64 for 1,000 kWh | 3% of total retail bill at $0.15/kWh 24

Endnotes (Continued) Slide 13: Prioritizing Balance Sheet Strength 1. Targeting 95% regulated business mix in earnings, excluding Parent and Other, in 2027 and beyond. 2. FFO-to-Debt, Holdco Debt-to-Total Debt, and FFO Leverage are based on application of each credit rating agency’s respective methodologies for financial statement adjustment and ratio calculations. 3. Based on application of each credit rating agency’s respective methodologies for financial statement adjustments and ratio calculations. For Moody’s and S&P, thresholds reflect expected downgrade thresholds upon completion of the SI Partners equity interest sale and other specified milestones; for Fitch, threshold reflects the latest published downgrade threshold. 2026 – 2030 credit outlook and targets represe nt average internal credit metric estimates. 4. 2026 – 2030 targeted average internal credit metric estimates. Slide 14: Long-Term EPS Outlook 1. EPS guidance ranges and outlook are based on certain assumptions and management judgment. 2. Referenced projected long-term EPS growth rate is based on midpoint of 2025 adjusted EPS guidance range. Year-over-year growth rate is expected to vary. 3. 2025 and 2026 reflect adjusted EPS guidance ranges. See Appendix for information regarding non-GAAP financial measures. Slide 15: Sempra Value Proposition 1. See Appendix for information regarding Sempra’s 2026 – 2030 capital plan. 2. Represents projected rate base average from 2025 – 2030 and reflects Sempra’s proportionate share based on 80.25% of Oncor rate base and 50% of Sharyland rate base. 3. Reflects Sempra’s 80.25% ownership of Oncor and assumes Sempra’s 70% ownership of SI Partners through 3/31/2026, and 25% ownership thereafter. 4. Assumes targeted Sempra common stock dividends from 2026 – 2030. The amount and timing of dividends payable for remaining quarters of 2026 and future years and the dividend policy are at the sole discretion of the Sempra Board of Directors. Dividends may be in amounts that are less than projected. 5. Represents projected 2030 rate base and reflects Sempra’s proportionate share based on 80.25% of Oncor rate base and 50% of Sharyland rate base. Slide 17: 2-Year Segment Guidance + Drivers 1. See Appendix for information regarding adjusted earnings and adjusted EPS guidance range, which are non-GAAP financial measures. 2. Earnings divided by shares outstanding may not tie to stated EPS guidance ranges. 2026 and 2027 include projected equity issuances under our DRIP and 401(k) plans, upon settlement of existing forward contracts under our ATM program, and in connection with equity compensation awards. 3. Oncor filed an unopposed comprehensive settlement on 1/29/2026. Subject to PUCT approval. 4. Expected timing to file first UTM is on or after 3/16/2026, subject to completion of base rate review. 5. Sempra California proposed revenue requirement adjustments in PFM are subject to CPUC approval. Consideration of drone inspection and repair costs deferred from Track 2 to Track 3. 6. Represents expected interest income to be received in 2026 – 2027 on instruments supported by equity commitment letters received in connection with the planned sale of an interest in SI Partners. These instruments are subject to early repayment, in which case the amounts of interest received would differ. 7. Assumes SI Partners and Ecogas sales close in Q2 – Q3-2026. SI Partners gross proceeds expected to be paid as follows: $4.7B at close, $4.1B by year-end 2027, and $1.2B in 2033, subject to adjustment s. Slide 18: Effective Capital Recycling 1. Projected rate base reflects 2026 – 2030 Plan and reflects Sempra’s proportionate share based on 80.25% of Oncor rate base and 50% of Sharyland rate base. Oncor and Sharyland acquisitions were completed in 2018, contributing to rate base. Chart is illustrative. 2. $3.4B value from 2021 sale of equity interest excludes seller loan. 3. The sale is subject to closing conditions, and the consideration reflects gross proceeds, which are subject to adjustments. Gross proceeds are before fee reimbursement of $338M, development credit of $340M and other closing and post-closing adjustments. Of total gross proceeds, $5.3B of the gross proceeds are to be received post-closing under seller notes and other instruments expected to mature in 12/2027 and 12/2033. 43

Endnotes (Continued) Slide 19: Credit Ratings 1. As of 2/2026. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time. 2. No issuer rating available. Reflects the senior unsecured rating. Slide 21: Sempra Texas | Oncor Capital Investment Projections 1. Reflects 100% of Oncor’s 2026 – 2030 capital plan and 100% of Oncor’s projected rate base. Slide 22: Sempra Texas | Oncor Significant Capital Growth 1. Refers to the increase from 100% of Oncor’s 2025 – 2029 capital plan to 100% of Oncor’s 2026 – 2030 capital plan. 2. Reflects 100% of Oncor’s 2026 – 2030 potential incremental capital expenditures. 3. Individual projects included in the PUCT approved PBRP require additional regulatory approvals (CCN). 4. Projects are currently undergoing ERCOT Regional Planning Review in accordance with ERCOT Nodal Protocol 3.11.4. Slide 23: Sempra Texas | Oncor LC&I Demand Opportunity 1. Requests for Transmission Level interconnection as of 12/31/2025. 2. Government: 4 requests totaling to 14 MW; Utility: 90 requests totaling 3 GW. 3. Manufacturing refers to requests over 100 MW excluding large load customers in Data Center/ IT above. 4. For the purposes of the ERCOT’s 2026 RTP, each TDSP in the ERCOT Region may submit load forecast data to ERCOT for each large load customer in the TDSP’s certificated retail service area. All information applicable for inclusion in the 2026 RTP must be submitted to ERCOT by end of day 4/1/2026 in the format and manner required by ERCOT. The “at least 38 GW” identified is as of 2/20/2026. Oncor data’s collection, compilation and submittal will continue through the specified deadline and result in the amount submitted to ERCOT in the 4/1/2026 RTP letter to be different from the amount shown here. SB6 criteria for the ERCOT 2026 RTP embodied within the PUCT Order adopting new 16 Texas Administrative Code (TAC) §25.370, relating to ERCOT Large Load Forecasting Criteria (PUCT Project No. 58480) issued 2/6/2026. Slide 24: Sempra Texas | Oncor Base Rate Review 1. Subject to PUCT approval. 2. Reflects the increase over the present revenues provided in the rate application. 3. PUCT could authorize settlement rates to be effective on issuance of order or after 45-days notice to Retail Electric Providers. 4. Oncor will file surcharge to true-up 1/1/2026 to effective date of new rates and surcharge will be collected over remaining months of 2026. Slide 26: Sempra California | Capital Investment Projections 1. See Appendix for information regarding Sempra’s 2026 – 2030 capital plan. Slide 27: Sempra California | Key Metrics 1. Represents the GRC final decision approved on 12/19/24. 2. CPUC authorized cost of capital effective 1/1/2026 through 12/31/2028, subject to the CCM. 3. FERC issued an order on 12/5/2024 finding that SDGE is not eligible for the California ISO adder. ROE reduced from 10.60% to 10.10%. ROE expected to change upon finalization of the FERC’s TO6 proceeding. Slide 30: Sempra California | Slide 31: Sempra Infrastructure | Slide 32: Parent & Other 1. See Appendix for information regarding adjusted earnings (losses), which represents a non-GAAP financial measure. 44